UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     March 27, 2006

CRM Holdings, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	6331	n/a

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

PO Box HM 2062 , Hamilton HM HX Bermuda

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (441) 295-2185

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Financial and Exhibits

On March 27, 2006 the Registrant issued a news release announcing Fourth Quarter and Fiscal Year End Earnings.  A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

          (d) Exhibits

99.1 News Release of CRM Holdings, Ltd. dated March 27, 2006

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)
March 27, 2006
/s/ Daniel G. Hickey, Jr.

Daniel G. Hickey, Jr.
Co-Chief Executive Officer

/s/ Martin D. Rakoff

Martin D. Rakoff
Co-Chief Executive Officer